File No. 2-96924

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 41

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 44

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Registrant's Telephone Number — (360) 734-9900

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ x ] Immediately upon filing pursuant to paragraph (b) of Rule 485, or
[   ] on _________ pursuant to paragraph (b) of Rule 485
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485, or
[   ] on _________ pursuant to paragraph (a)(1) of Rule 485
[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485, or
[   ] on _________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment is the annual update to Amana Mutual Fund Trust's Registration Statement. It includes financial information updated for the fiscal year ended May 31, 2014. There are no material changes that would require a 485(a) filing.

PART A

PROSPECTUS

Amana Mutual Funds Trust

Income Fund		Growth Fund		Developing World Fund
Investor	(AMANX)	Investor	(AMAGX)	Investor	(AMDWX)
Institutional	(AMINX)	Institutional	(AMIGX)	Institutional	(AMIDX)

Prospectus

August 15, 2014

Investments are consistent with Islamic principles.

Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if a Fund's goals match their own.

Neither the Securities and Exchange Commission nor any state securities authority has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents:

On the cover: Table Mountain and Cape Town, South Africa city lights.

Amana Income Fund

Investment Objective

Current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Income Fund Investor Shares	AMANX
Management Fees	0.84%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	1.15%
Income Fund Institutional Shares	AMINX
Management Fees	0.84%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.90%

Example

The example below is intended to help investors compare the cost of investing in shares of the Income Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Income Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

1 year	3 years	5 years	10 years
Income Fund Investor Shares			AMANX
$117	$365	$633	$1,398
Income Fund Institutional Shares			AMINX
$92	$287	$498	$1,108

Portfolio Turnover

The Income Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 1.49% of the average value of its portfolio.

Principal Investment Strategies

The Income Fund invests mainly in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Income Fund does not make any investments that pay interest. In accordance with Islamic principles, the Fund shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Fixed-income investments conforming to Islamic principles, known as sukuk or Islamic bonds, are permitted. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Income Fund diversifies its investments across industries and companies, and generally follows a large-cap value investment style. Common stock purchases are restricted to dividend-paying companies, which are expected to have more stable stock prices and tend to be larger companies.

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its assets in income-producing securities, primarily dividend-paying common stocks. The Income Fund may invest in foreign securities.

Principal Risks of Investing

The value of Income Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Amana Income Fund

The Income Fund's restricted ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

The Income Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgement of the adviser (Saturna Capital Corporation), warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Income Fund Investor shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q2 2009	12.39%
Worst Quarter	Q3 2011	-14.15%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2014) was 5.98%.

Average Annual Total Returns

The table below presents the average annual returns for the Income Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

	Periods ended December 31, 2013
	1 Year	5 Years	10 Years
Income Fund Investor Shares		AMANX
Return before taxes	29.72%	14.98%	11.16%
Return after taxes on distributions	29.44%	14.72%	10.90%
Return after taxes on distributions and sale of Fund shares	17.30%	12.10%	9.22%
Income Fund Institutional Shares		AMINX
Income Fund Institutional shares began operations on September 25, 2013 and do not yet have returns to report.
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.93%	7.40%

Amana Income Fund

After-tax performance is shown only for Investor shares. After-tax returns for Income Fund Institutional shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Income Fund's investment adviser.

Portfolio Managers

Since 1990, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Income Fund. Since 2012, Mr. Scott Klimo, director of research at Saturna Capital Corporation, has been the deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Income Fund Investor shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more ($100 under a group or retirement plan) payable to the Income Fund.

Income Fund Institutional shares are available for purchase with an initial minimum investment of $100,000. Financial advisers and other intermediaries may aggregate client orders to meet the $100,000 initial minimum investment.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:        Amana Mutual Funds
                  Box N
                  Bellingham, WA 98227-0596

Or Fax:     360/734-0755

Telephone request

Call:    888/732-6262 or 360/734-9900

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Amana Growth Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund Investor Shares	AMAGX
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.10%
Growth Fund Institutional Shares	AMIGX
Management Fees	0.80%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.87%

Example

The example below is intended to help investors compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Growth Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

1 year	3 years	5 years	10 years
Growth Fund Investor Shares			AMAGX
$112	$350	$606	$1,340
Growth Fund Institutional Shares			AMIGX
$89	$278	$482	$1,073

Portfolio Turnover

The Growth Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund invests only in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Growth Fund does not make any investments that pay interest. In accordance with Islamic principles, the Fund shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Growth Fund diversifies its investments across industries and companies, and generally follows a large-cap value investment style. The Fund favors companies expected to grow earnings and stock prices faster than the economy which tend to be smaller and less seasoned companies.

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of assets in common stocks. The adviser (Saturna Capital Corporation) selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price. The Growth Fund may invest in foreign securities.

Amana Growth Fund

Principal Risks of Investing

The value of Growth Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

The Growth Fund's restricted ability to invest in certain market sectors, such as financial companies and fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

The Growth Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the adviser's judgment, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Growth Fund Investor shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q4 2004	14.53%
Worst Quarter	Q4 2008	-18.34%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2014) was 6.28%.

Average Annual Total Returns

The table below presents the average annual returns of the Growth Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

	Periods ended December 31, 2013
	1 Year	5 Years	10 Years
Growth Fund Investor Shares		AMAGX
Return before taxes	22.83%	15.52%	10.74%
Return after taxes on distributions	21.97%	15.35%	10.63%
Return after taxes on distributions and sale of Fund shares	13.64%	12.55%	8.92%
Growth Fund Institutional Shares		AMIGX
Growth Fund Institutional shares began operations on September 25, 2013 and do not yet have returns to report.
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.93%	7.40%

Amana Growth Fund

After-tax performance is shown only for Investor shares. After-tax returns for Institutional shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Growth Fund's investment adviser.

Portfolio Managers

Since 1994, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. Since 2012, Mr. Scott Klimo, director of research at Saturna Capital Corporation, has been the deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Growth Fund Investor shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more ($100 under a group or retirement plan) payable to the Growth Fund.

Growth Fund Institutional shares are available for purchase with an initial minimum investment of $100,000. Financial advisers and other intermediaries may aggregate client orders to meet the $100,000 initial minimum investment.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:        Amana Mutual Funds
                  Box N
                  Bellingham, WA 98227-0596

Or Fax:     360/734-0755

Telephone request

Call:    888/732-6262 or 360/734-9900

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Amana Developing World Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Developing World Fund.

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Developing World Fund Investor Shares	AMDWX
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.59%
Developing World Fund Institutional Shares	AMIDX
Management Fees	0.95%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.40%

Example

The example below is intended to help investors compare the cost of investing in shares of the Developing World Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Developing World Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

1 year	3 years	5 years	10 years
Developing World Fund Investor Shares			AMDWX
$162	$502	$866	$1,889
Developing World Fund Institutional Shares			AMIDX
$143	$443	$766	$1,680

Portfolio Turnover

The Developing World Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 10.69% of the average value of its portfolio.

Principal Investment Strategies

The Developing World Fund invests only in common stocks of companies with significant exposure (50% or more of assets or revenues) to countries with developing economies and/or markets. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Developing World Fund does not make any investments that pay interest. In accordance with Islamic principles, the Funds shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Islamic principles discourage speculation, and the Funds tend to hold investments for several years.

The Developing World Fund diversifies its investments across the countries of the developing world, industries, and companies, and generally follows a large-cap value investment style.

In determining whether a country is part of the developing world, the adviser (Saturna Capital Corporation) will consider such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

By allowing investments in companies headquartered in more advanced economies yet having the majority of assets or revenues in the developing world, the Developing World Fund seeks to reduce its foreign investing risk.

Amana Developing World Fund

The adviser maintains a list of countries in which the Developing World Fund may invest. The list, which changes over time, currently includes: Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hungary, India, Indonesia, Jordan, Kuwait, Lebanon, Malaysia, Malta, Mexico, Morocco, Oman, Panama, Peru, Philippines, Poland, Qatar, Russia, South Africa, Thailand, Turkey, Ukraine, and United Arab Emirates.

It is the policy of the Developing World Fund, under normal circumstances, to invest at least 80% of assets in common stocks of companies with significant exposure to countries with developing economies and/or markets.

Principal Risks of Investing

The value of Developing World Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities and currency markets as well as the fortunes of the industries and companies in which the Fund invests.

The Developing World Fund's restricted ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

The Developing World Fund involves risks not typically associated with investing in US securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets, and (6) differing reporting, accounting, and auditing standards of foreign countries. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Performance

Annual Total Returns

The following bar chart presents the calendar year total returns of the Developing World Fund Investor shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

¹ For the period September 28, 2009 (the inception of the fund) through December 31, 2009 and not annualized.

Best Quarter	Q1 2012	5.99%
Worst Quarter	Q3 2011	-10.78%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2014) was 5.20%.

Amana Developing World Fund

Average Annual Total Returns

The table below presents the average annual returns of the Developing World Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for the previous one year and since the Fund's inception on September 28, 2009, compare to those of a broad-based market index.

	Periods ended December 31, 2013
	1 Year	Since inception (September 28, 2009)
Developing World Fund Investor Shares		AMDWX
Return before taxes	-0.65%	1.42%
Return after taxes on distributions	-0.81%	1.38%
Return after taxes on distributions and sale of Fund shares	-0.37%	1.07%
Developing World Fund Institutional Shares		AMIDX
Developing World Fund Institutional shares began operations on September 25, 2013 and do not yet have returns to report.
Morgan Stanley Capital International (MSCI) Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	-2.60%	4.88%

After-tax performance is shown only for Investor shares. After-tax returns for Institutional shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund's investment adviser.

Portfolio Managers

Since July 2014, Mr. Scott Klimo, director of research at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Developing World Fund. Previously, he was the Fund's deputy portfolio manager since 2012. Since July 2014, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been the deputy portfolio manager. Previously, he was the Fund's portfolio manager since 2009.

Purchase and Sale of Fund Shares

You may open an account and purchase Developing World Fund Investor shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more ($100 under a group or retirement plan) payable to the Developing World Fund.

Developing World Fund Institutional shares are available for purchase with an initial minimum investment of $100,000. Financial advisers and other intermediaries may aggregate client orders to meet the $100,000 initial minimum investment.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:        Amana Mutual Funds
                  Box N
                  Bellingham, WA 98227-0596

Or Fax:     360/734-0755

Telephone request

Call:    888/732-6262 or 360/734-9900

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Developing World Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Investment Objectives

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

The primary objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

There can be no guarantee that the particular investment objectives of a Fund will be realized. These investment objectives may only be changed with approval by vote of a majority of the outstanding shares of a Fund.

Principal Investment Strategies

Amana Mutual Funds Trust is designed to provide investment alternatives that are consistent with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Funds do not make any investments that pay interest. In accordance with Islamic principles, the Funds shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Fixed-income investments conforming to Islamic principles, known as sukuk or Islamic bonds, are permitted in the Income Fund. Islamic principles discourage speculation, and the Funds tend to hold investments for several years.

These criteria limit investment selection and income-earning opportunities more than is customary for mutual funds.

The adviser, Saturna Capital Corporation, selects investments. To ensure that investments meet the requirements of the Islamic faith, the adviser follows guidelines established by the Fiqh Council of North America, a non-profit organization serving the Muslim community. The adviser retains Islamic scholars to consult on investment policies.

The Amana Funds favor companies trading for less than the adviser's assessment of intrinsic value, which typically means companies with relatively low price/earning multiples, strong balance sheets and proven businesses.

The Funds seek to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offsetting capital gains with losses and (3) selling highest-cost tax-lots first.

During uncertain or adverse market or economic conditions, a Fund may adopt a temporary defensive position. The Funds cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive, the adviser chooses between continuing to follow the Funds' investment policies or converting securities to cash for temporary, defensive purposes. This choice is based on the adviser's evaluation of market conditions and a Fund's portfolio holdings. In the event a Fund takes such a position, it may not be able to achieve its investment objective.

By diversifying its investments, each Fund seeks to reduce the risk of owning only a few securities. Diversification does not assure a profit or protect against a loss.

Income Fund

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its assets in income-producing securities, primarily dividend-paying common stocks. The Income Fund may invest in foreign securities.

While cash assets do not contribute to the Income Fund's primary objective of current income, they do assist its secondary objective of preservation of capital.

Growth Fund

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of assets in common stocks. The adviser selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price. The Growth Fund may invest in foreign securities.

Cash assets may contribute to the Growth Fund's objective of long-term capital growth by preventing capital losses during periods of market decline.

Developing World Fund

It is the policy of the Developing World Fund, under normal circumstances, to invest at least 80% of assets in common stocks of companies with significant exposure to countries with developing economies and/or markets.

The Developing World Fund may invest in equity securities of any company, regardless of where it is based, if the adviser determines that a significant portion of the company's assets or revenues (generally 50% or more) is attributable to developing countries.

The adviser maintains a list of countries in which the Developing World Fund may invest. The list, which changes over time, currently includes: Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hungary, India, Indonesia, Jordan, Kuwait, Lebanon, Malaysia, Malta, Mexico, Morocco, Oman, Panama, Peru, Philippines, Poland, Qatar, Russia, South Africa, Thailand, Turkey, Ukraine, and United Arab Emirates.

Cash assets may contribute to the Developing World Fund's objective of long-term capital growth by preventing capital losses during periods of market decline.

Principal Risks

Investing in securities entails both market risks and risk of price variation in individual securities. Islamic principles restrict the Funds' ability to invest in certain stocks and market sectors, such as financial companies and fixed-income securities. This may limit opportunities and possibly increase the risk of loss during market declines.

Income Fund

The Income Fund invests mainly in common stocks, which involve greater risk, and commensurately greater opportunity for reward, than other investments such as short-term bonds and money market instruments.

The Income Fund is suitable for investors seeking current income and preservation of capital.

Growth Fund

The Growth Fund typically invests in smaller and less seasoned companies than the Income Fund, which may lead to greater variability in the Fund's returns. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

The Growth Fund is suitable for investors seeking higher returns and willing to accept greater fluctuations in value (risk).

Developing World Fund

Although all securities in the Amana Funds may be adversely affected by currency fluctuations, including devaluation, or global economic, political, or social instability, securities issued by entities based outside the United States, particularly in countries with developing economies and/or markets that are the focus of the Developing World Fund, may be affected to a greater extent.

Foreign countries can involve higher risks of confiscatory taxation, seizure or nationalization of assets, establishment of exchange controls, less public information about securities and less governmental market supervision, adoption of government restrictions, or adverse political or social developments that affect investments.

The Developing World Fund is especially susceptible to sharp declines in value.

Investing in countries of the developing world may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

The Developing World Fund is suitable for investors seeking higher returns and willing to accept greater fluctuations in value (risk).

Investment Information

Shareowners receive an Amana Mutual Funds Trust financial report showing the investment returns, portfolios, income, and expenses of each Fund every six months. The audited financial statements of each Fund for the year ended May 31, 2014, included in the Trust's Annual Report, are available upon request. Investors may obtain current share prices daily on financial information websites, by calling 888/73-AMANA, on electronic quotation systems, and at www.amanafunds.com. The following symbols can be used to obtain quotations and other information:

Income Fund
Investor Shares	AMANX	Institutional Shares	AMINX
Growth Fund
Investor Shares	AMAGX	Institutional Shares	AMIGX
Developing World Fund
Investor Shares	AMDWX	Institutional Shares	AMIDX

This prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.amanafunds.com. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Trust's investment adviser and administrator ("adviser"). The adviser's wholly-owned subsidiary, Saturna Brokerage Services, Inc., is the Trust's distributor. Founded in 1989, Saturna Capital Corporation has approximately $4.0 billion in assets under management. It is also the adviser to Saturna Investment Trust and to separately managed accounts. Each Amana Fund pays an advisory and administration fee of 0.95% on the first $500 million of a Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. For the fiscal year ended May 31, 2014, these fees amounted to 0.84% for the Income Fund, 0.80% for the Growth Fund, and 0.95% for the Developing World Fund. A discussion regarding the basis for the Board of Trustee's renewal of the advisory contracts is available in the Trust's Semi-Annual Report which covers the six months ending November 30, and is published each January.

Mr. Nicholas Kaiser, MBA, CFA, is chairman and controlling shareowner of Saturna Capital Corporation. Since 1990, Mr. Kaiser has been primarily responsible for the day-to-day management of the Income and Growth Funds' portfolios. He managed the Developing World Fund since its inception in 2009 until 2014 when he became deputy portfolio manager of the Fund. Mr. Kaiser has managed equity mutual funds since 1976; he has managed equity portfolios for the adviser since founding the firm in 1989. Since 2012, Mr. Scott Klimo, CFA, director of research at the adviser, has been deputy portfolio manager of the Income and Growth Funds. Mr. Klimo was deputy portfolio manager of the Developing World Fund from 2012 until 2014, when he became primarily responsible for the day-to-day management of the Fund. From 2001 to 2011, he served as a senior investment analyst, research director, and portfolio manager at Avera Global Partners/Security Global Investors. See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of Amana Funds.

Fund Share Pricing

The Funds compute their daily share prices (net asset values) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. When this occurs, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees. Using fair value to price a security may result in a value different from the security's most recent closing price and from the prices used by other mutual funds to calculate their share prices.

Foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of a foreign market and before the share price computation may have a material effect on foreign security prices. To account for this, the Funds use evaluations provided by an independent pricing service for many foreign securities, including sukuk. Such evaluations are based on the foreign securities' most recent closing market prices as of 4 p.m. Eastern time and correlations with broad market indices, sector indices, equity index futures contracts, American Depositary Receipts, and other factors. Foreign securities may trade on weekends or other days when the Funds do not price their shares. As a result, the share price may change on days when you will not be able to purchase or redeem shares.

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class the share price will vary among a Fund's share classes.

Additional information about portfolio security valuation, including foreign securities, is contained in the Trust's Statement of Additional Information (SAI).

Purchase and Sale of Fund Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver's license or other identifying documents.

You may open an account and purchase Investor shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more ($100 under a group or retirement plan) to the Fund of your choice. The Funds do not accept initial orders via telephone or unaccompanied by payment.

Institutional shares are available for purchase with an initial minimum investment of $100,000. Financial advisers and other intermediaries may aggregate client orders to meet the $100,000 initial minimum investment. The Funds' distributor may waive the minimum at its discretion.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order by the Funds' transfer agent (Saturna Capital Corporation). There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit acceptance of third-party checks and money orders.

Shareowners may purchase additional shares of either class of shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With prior authorization, purchase orders can be entered at www.amanafunds.com.

Shareowners may authorize the purchase or redemption of shares via electronic funds transfer ("EFT") by completing the appropriate section of the application. The authorization must be received at least two weeks before EFT can be used. To use EFT to purchase or redeem shares, simply call 888/73-AMANA (888/732-6262). Investors may also wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital Corporation when you are wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed and/or emailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

Shareowners may request a redemption of all or part of their investment on any business day of the Funds. The Funds pay redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of that Fund on that day and may be more or less than the cost of the shares being redeemed.

The Funds normally pay proceeds of redemptions within three days after a proper instruction is received. To allow time for clearing of funds used to purchase shares being redeemed, payment for redemptions of new investments may be restricted for up to 14 calendar days (until the purchase check clears).

The Funds reserve the right to change the terms of purchasing shares and services offered.

There are several methods you may choose to redeem shares:

Written request

Write:        Amana Mutual Funds
                  Box N
                  Bellingham, WA 98227-0596

Or Fax:     360/734-0755

You may redeem shares by a written request and choose one of the following options for the proceeds:

  Redemption check (no minimum)
  Federal funds wire ($5,000 minimum)

Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank, trust company or by a member of a national securities exchange.

Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. Delivery times cannot be guaranteed by the Funds.

Telephone request

Call:    888/732-6262 or 360/734-9900

Unless Saturna is notified in advance that you do not want this privilege, you may redeem shares by a telephone request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s). Note: Redemption checks sent to other than registered owners may require a written request.
  Electronic Funds Transfers ($100 minimum) with proceeds transmitted to your bank account as designated by the EFT authorization on your application. The transfer agent must receive the EFT authorization at least two weeks before EFT can be used.
  Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is adviser. If the exchange is your initial investment into a Fund, the new account will automatically have the same registration as your original account.

For telephone requests, the Funds will endeavor to confirm that instructions are genuine. The caller must provide:

  the name of the person making the request,
  the name and address of the registered owner(s),
  the account number,
  the amount to be redeemed, and
  the method for remittance of the proceeds.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Fund will be responsible for the results of transactions they reasonably believe genuine.

The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an "inactivity period" specified in your state's laws.

The Amana Funds may restrain any account and suspend account services when: a Fund believes that there may exist a dispute between the registered or beneficial account owners; a Fund believes that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if a Fund is unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.

Converting Shares

Shareowners may elect to convert eligible Investor shares into corresponding Institutional shares of the same Fund, provided that following the conversion the investor meets applicable eligibility requirements for the Institutional shares. Any such conversion will occur at the next available respective net asset values of the share classes.

Distributions

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from net capital gains are paid at the end of December and May; income dividends are paid in December and May for the Income Fund and in December for the Growth Fund and Developing World Fund. As a result of their investment strategies, the Growth Fund and Developing World Fund may not pay income dividends.

Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.

Both dividends and capital gain distributions are paid in additional full and fractional shares of the share class owned. At your option, you may receive dividends and/or capital gain distributions in cash. You are notified of each dividend and capital gain distribution when paid. Returned dividend payments will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.

You may choose to have your dividends and/or capital gains sent directly to your bank account or a check issued for dividend or capital gain distributions of $10 or more. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested.

Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.

Frequent Trading Policy

The Funds are intended for long-term investment and do not permit rapid trading. They have adopted a Frequent Trading Policy that attempts to identify and limit rapid trading. Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners.

To the extent reasonably practicable, the Funds monitor trading in Fund shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If a Fund, the transfer agent, or a Fund's manager, based on the information available, believes that it has identified a pattern of such trading (whether directly through the Fund, indirectly through an intermediary, or otherwise), it may, in its sole discretion, temporarily or permanently bar future purchases of shares of the Fund (or any other fund managed by the adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).

In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.

Although this process involves judgments that are inherently subjective, the Funds seek to make decisions that are consistent with the interests of the Funds' shareowners. The Funds reserve the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or a Fund's manager believes to be contrary to the Frequent Trading Policy.

The Funds often receive orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Funds obtain contractual agreements with intermediaries to enforce the Funds' redemption policies, and rely on intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce a particular fund's policies.

If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform Fund transactions. Investors should be aware that intermediaries might have policies different than the Funds' policies regarding trading and redemptions, and these may be in addition to or in place of the Funds' policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

Tax Consequences

Dividends and capital gain distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of distribution, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Funds are normally eligible for the "qualified dividend income" tax rate.

Investors may realize a capital gain or loss on any redemption or exchange of Fund shares.

After the end of each calendar year, shareowners receive a complete annual statement, which should be retained for tax accounting. Saturna Capital Corporation keeps each account's entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each February, the Funds' transfer agent reports to each shareowner (consolidated by US taxpayer identification number) and to the IRS the amount of each redemption transaction of the shareowner and the amount of dividends and capital gains distributions he or she received for the preceding calendar year. Capital gains a Fund distributes may be taxed at different rates, depending on the length of time the Fund held its investments on which the gains were realized.

For redemptions of Fund shares that were originally purchased in a taxable account on or after January 1, 2012, tax regulations require that we report cost basis information to you and the Internal Revenue Service on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO - First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.

To avoid being subject to federal backup withholding tax on dividends and other distributions, you must furnish your correct Social Security or other tax payer identification number when you open an account.

Distributions to shareowners who are not US taxpayers may be subject to withholding tax unless an applicable tax treaty provides for a reduced rate or exemption. Capital gain distributions paid by the Funds are not subject to foreign withholding.

Distribution Arrangements

The Trust has a distribution plan under Rule 12b-1 that allows it to pay distribution and other costs for the sale of Investor shares and services provided to shareowners. Under the plan, Investor shares may pay up to 0.25% annually of their average daily net assets. Because these costs are paid out of Investor share assets on an ongoing basis, over time these costs will increase the cost of your investment in Income Fund, Growth Fund, and Developing World Fund Investor shares and may cost you more than paying other types of sales charges. Institutional shares do not pay 12b-1 fees.

Shares may be purchased and sold through intermediaries, such as broker-dealers and retirement plan administrators, having agreements with the Funds. These intermediaries may charge investors and/or require the adviser/distributor to the Funds to share revenues for their services. Any such payments are in addition to any distribution and service fees paid out of the Trust's 12b-1 plan and could be characterized as "revenue sharing." An intermediary's receipt or expectation of receipt could influence an intermediary's recommendation of the Funds. You should review your intermediary's compensation practices. For more information, see the Trust's Statement of Additional Information.

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(logo omitted)

Financial Highlights

The tables on the following pages are provided to help you understand each Fund's financial performance. The top section of each table reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and other distributions and without regard to income taxes. Tait, Weller & Baker, LLP, the independent registered public accounting firm for the Funds, audited this information. Their report and each Fund's financial statements are in the Trust's annual report (available free upon request from the Funds at www.amanafunds.com or by calling 888/732-6262).

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$38.79	$31.77	$33.91	$27.28	$24.27
Income from investment operations
Net investment income	0.72[1]	0.58	0.49	0.44	0.35
Net gains (losses) on securities (both realized and unrealized)	6.56	7.03	(1.98)	6.63	3.01
Total from investment operations	7.28	7.61	(1.49)	7.07	3.36
Less distributions
Dividends (from net investment income)	(0.73)	(0.58)	(0.49)	(0.44)	(0.35)
Distributions (from capital gains)	-	(0.01)	(0.17)	-	-
Total distributions	(0.73)	(0.59)	(0.66)	(0.44)	(0.35)
Paid-in capital from early redemption fees	n/a	0.00[2]	0.01	0.00[2]	0.00[2]

Net asset value at end of year	$45.34	$38.79	$31.77	$33.91	$27.28

Total Return	18.82%	24.08%	(4.36)%	25.97%	13.80%

Ratios / supplemental data
Net assets ($000), end of year	$1,524,471	$1,433,461	$1,296,998	$1,399,997	$1,067,854
Ratio of expenses to average net assets
Before custodian fee credits	1.15%	1.19%	1.20%	1.21%	1.26%
After custodian fee credits	1.14%	1.18%	1.20%	1.20%	1.25%
Ratio of net investment income after custodian fee credits to average net assets	1.71%	1.58%	1.52%	1.47%	1.33%
Portfolio turnover rate	1%	1%	3%	3%	5%

Institutional Shares (AMINX)	Period ended[3]
Selected data per share of outstanding capital stock throughout each period:	May 31, 2014
Net asset value at beginning of period	$40.66
Income from investment operations
Net investment income	0.69[1]
Net gains on securities (both realized and unrealized)	4.79
Total from investment operations	5.48
Less distributions
Dividends (from net investment income)	(0.84)
Distributions (from capital gains)	-
Total distributions	(0.84)

Net asset value at end of period	$45.30

Total Return	13.53%[4]

Ratios / supplemental data
Net assets ($000), end of period	$83,805
Ratio of expenses to average net assets
Before custodian fee credits	0.90%[5]
After custodian fee credits	0.90%[5]
Ratio of net investment income after custodian fee credits to average net assets	2.32%[5]
Portfolio turnover rate	1%

1 Calculated using average shares outstanding
2 Amount is less than $0.01
3 Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$29.03	$25.32	$26.07	$21.19	$17.69
Income from investment operations
Net investment income (loss)	0.12[1]	0.13	0.06	0.02	(0.01)
Net gains (losses) on securities (both realized and unrealized)	5.10	3.65	(0.80)	4.88	3.51
Total from investment operations	5.22	3.78	(0.74)	4.90	3.50
Less distributions
Dividends (from net investment income)	(0.19)	(0.07)	(0.01)	(0.02)	-
Distributions (from capital gains)	(0.84)	-	-	-	-
Total distributions	(1.03)	(0.07)	(0.01)	(0.02)	-
Paid-in capital from early redemption fees	n/a	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Net asset value at end of year	$33.22	$29.03	$25.32	$26.07	$21.19

Total Return	18.12%	14.94%	(2.84)%	23.10%	19.79%

Ratios / supplemental data
Net assets ($000), end of year	$1,890,187	$2,185,221	$2,195,225	$2,210,268	$1,596,487
Ratio of expenses to average net assets
Before custodian fee credits	1.10%	1.11%	1.13%	1.14%	1.21%
After custodian fee credits	1.09%	1.11%	1.13%	1.14%	1.20%
Ratio of net investment income after custodian fee credits to average net assets	0.39%	0.44%	0.23%	0.07%	(0.05)%
Portfolio turnover rate	0%	1%	12%	5%	5%

Institutional Shares (AMIGX)	Period ended[3]
Selected data per share of outstanding capital stock throughout each period:	May 31, 2014
Net asset value at beginning of period	$30.45
Income from investment operations
Net investment income	0.16[1]
Net gains on securities (both realized and unrealized)	3.70
Total from investment operations	3.86
Less distributions
Dividends (from net investment income)	(0.24)
Distributions (from capital gains)	(0.84)
Total distributions	(1.08)

Net asset value at end of period	$33.23

Total Return	12.82%[4]

Ratios / supplemental data
Net assets ($000), end of period	$94,349
Ratio of expenses to average net assets
Before custodian fee credits	0.87%[5]
After custodian fee credits	0.87%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.70%[5]
Portfolio turnover rate	0%

1 Calculated using average shares outstanding
2 Amount is less than $0.01
3 Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,				Period ended[1]
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	May 31, 2010
Net asset value at beginning of year	$10.94	$9.90	$10.88	$10.16	$10.00
Income from investment operations
Net investment income (loss)	0.01[2]	0.06	(0.01)	(0.06)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	(0.03)	0.98	(0.96)	0.78	0.21
Total from investment operations	(0.02)	1.04	(0.97)	0.72	0.16
Less distributions
Dividends (from net investment income)	(0.04)	-	(0.01)	-	-
Total distributions	(0.04)	-	(0.01)	-	-
Paid-in capital from early redemption fees	n/a	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Net asset value at end of year	$10.88	$10.94	$9.90	$10.88	$10.16

Total Return	(0.17)%	10.51%	(8.94)%	7.09%	1.60%[4]

Ratios / supplemental data
Net assets ($000), end of year	$20,775	$24,908	$18,073	$15,839	$9,096
Ratio of expenses to average net assets
Before custodian fee credits	1.59%	1.54%	1.63%	1.61%	1.59%[5]
After custodian fee credits	1.54%	1.51%	1.61%	1.60%	1.58%[5]
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.06%	0.67%	(0.10)%	(0.63)%	(1.14)%[5]
Portfolio turnover rate	11%	4%	12%	2%	5%[4]

Institutional Shares (AMIDX)	Period ended[6]
Selected data per share of outstanding capital stock throughout each period:	May 31, 2014
Net asset value at beginning of period	$10.87
Income from investment operations
Net investment income	0.05[2]
Net gains (losses) on securities (both realized and unrealized)	0.03
Total from investment operations	0.08
Less distributions
Dividends (from net investment income)	(0.04)
Total distributions	(0.04)

Net asset value at end of period	$10.91

Total Return	0.75%[4]

Ratios / supplemental data
Net assets ($000), end of period	$7,406
Ratio of expenses to average net assets
Before custodian fee credits	1.40%[5]
After custodian fee credits	1.35%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.64%[5]
Portfolio turnover rate	11%

1 Operations commenced on 9/28/2009
2 Calculated using average shares outstanding
3 Amount is less than $0.01
4 Not annualized
5 Annualized
6 Operations commenced on 09/25/2013

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Additional information about each Fund's investments and operations is available in the Trust's annual and semi-annual shareowner reports. The Trust's annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. A Statement of Additional Information (SAI) contains more details, and is incorporated in this Prospectus by reference.

To obtain free copies of these documents and other information, and to make shareowner inquiries, please contact us at:

Saturna Capital (logo omitted)
1300 North State Street
Bellingham, WA 98225-4730
800/SATURNA
www.saturna.com

Amana Mutual Funds Trust (logo omitted)
888/73-AMANA www.amanafunds.com

Copies of the Statement of Additional Information and the annual and semi-annual reports are also available on our website, www.amanafunds.com.

Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 202/551-8090 for information). Reports and other information about the Trust are also available on the SEC's EDGAR database (www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by e-mail request to publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

Amana's Investment Company Act file number is 811-04276.

PART B

STATEMENT OF ADDITIONAL INFORMATION

Amana Mutual Funds Trust

Income Fund		Growth Fund		Developing World Fund
Investor	(AMANX)	Investor	(AMAGX)	Investor	(AMDWX)
Institutional	(AMINX)	Institutional	(AMIGX)	Institutional	(AMIDX)

Statement of Additional Information

August 15, 2014

1300 N. State Street
Bellingham, Washington 98225

360/734-9900
888/73-AMANA

This Statement of Additional Information is not a Prospectus or Summary Prospectus. It provides additional information concerning the Trust, the Income Fund, the Growth Fund, and the Developing World Fund that is not included in the Prospectus or Summary Prospectuses. It should be read in conjunction with the Prospectus or Summary Prospectuses.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareowners, for the fiscal year ended May 31, 2014, and the Funds' Semi-Annual Report dated November 30, 2013, are incorporated by reference and made part of this Statement of Additional Information.

You may obtain a Prospectus or Summary Prospectus dated August 15, 2014 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to the number shown above, and at www.amanafunds.com.

TABLE OF CONTENTS:

TRUST HISTORY

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the successor to the corresponding series of the prior Trust. The Income Fund commenced operations on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of each Fund were first offered on September 25, 2013.

FUND DESCRIPTIONS, INVESTMENTS, AND RISKS

Classification

Amana Mutual Funds Trust is designed to meet the needs of various investors, and the particular needs of Muslims, by investing in accordance with Islamic principles. The Trust is open to any investor.

The Trust is technically known as an "open-end diversified management investment company." It is a "series trust" that presently offers three separate funds for investors: Income Fund, Growth Fund, and Developing World Fund.

Investment Strategies and Risks

The Prospectus describes the principal investment strategies and risks of those strategies.

The Funds pursue these investment strategies by purchasing equity securities. While the Funds may purchase preferred stocks and engage in covered option writing, they currently do not do so.

In accordance with Islamic principles, the Funds shall not purchase conventional bonds, debentures, or other interest paying obligations of indebtedness.

The Funds may use income-producing investments to the extent the Board of Trustees and Saturna's Islamic consultants agree that those investments are consistent with Islamic principles. Short-term investments are securities that mature or have a remaining maturity of twelve months or less from the date of purchase. Most ordinary mutual funds use a variety of interest-paying investments for short-term needs. Because the Funds may not receive interest from their investments, the Funds cannot use them. A limited amount of Islamic investments that do not pay interest are available. The Funds may invest in them when such opportunities are suitable for the Funds.

Saturna Capital Corporation, the Funds' investment adviser (the "adviser") selects investments in companies that to its

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knowledge do not violate the requirements of the Islamic faith at the time of investment. To ensure that investments meet the requirements of the Islamic faith, the adviser follows guidelines established by the Fiqh Council of North America, a non-profit organization serving the Muslim community.

Fund Policies

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective. The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles. In addition to the following fundamental policies, the trustees have instructed that investments not be made in preferred stocks and that the Funds should favor no-debt and low-debt companies. In accordance with Islamic principles, the Funds shall not make any investments that pay interest. These investment objectives, and the policies that follow, are fundamental policies and cannot be changed without approval by vote of a majority of the outstanding shares of the Fund. Other restrictions in the form of operating policies are subject to change by the Trust's Board without shareowner approval.

Senior Securities. Each Fund shall not issue senior securities.

Borrowing. Each Fund shall not borrow money, except for emergency purposes, including facilitation of heavy redemption requests, and then only in amounts not exceeding 10% of the then net liquidating value of the Fund's assets. The Trust is authorized to mortgage or pledge assets of a Fund to the extent necessary to secure such temporary borrowings.

Underwriting. Each Fund shall not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Industry Concentration. Each Fund shall not concentrate its investments in any particular industry, and no investment shall be made if such investment at the time made would cause more than twenty-five percent of the total assets of the Fund, taken at market value or fair value as determined by the Trustees, to be invested in securities of issuers in any one industry.

Real Estate and Commodities. Each Fund shall not engage in the purchase or sale of real estate, commodities, or commodity contracts except as may be acquired by the Fund in connection with a merger, consolidation, reorganization, or in satisfaction of a debt.

Loans. Each Fund shall not make loans, except that a Fund may, subject to applicable restrictions imposed by law, make loans of portfolio securities to brokers or dealers in corporate or governmental securities, banks, or other recognized institutional borrowers of securities against no less than 100% cash or equivalent collateral if immediately thereafter the aggregate market value of securities loaned shall not exceed 33% of the market value of its total assets.

Diversification. With respect to 75% of its total assets, each Fund shall not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the US government or its agencies or instrumentalities.

Options. Each Fund shall not purchase or sell options, except that a Fund may sell covered call options and purchase call options for the purpose of terminating call options previously sold.

Short Sales. Each Fund shall not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without the payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Temporary Defensive Position

The Funds may use short-term income producing investments to the extent the Board of Trustees and Saturna's Islamic consultants agree that those investments are consistent with Islamic principles. Short-term investments that meet Islamic and mutual fund requirements are currently limited in the United States. Accordingly, assets are primarily held in cash at the custodian when the adviser implements a defensive position.

Portfolio Turnover

The Trust places no formal restrictions on portfolio turnover and will buy or sell investments according to the adviser's appraisal of the factors affecting the market and the economy. Excessive portfolio turnover may be considered gambling by Islamic investors. The portfolio turnover rates for the most recent three fiscal years ended May 31, were:

Portfolio Turnover	2014	2013	2012
Income	1%	1%	3%
Growth	0%	1%	12%
Developing World	11%	4%	12%

The Trustees have adopted a policy that seeks to minimize potential current income taxes paid by shareowners, which includes: (1) infrequent trading, (2) offsetting capital gains with losses and (3) selling highest-cost tax-lots first.

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Disclosure of Portfolio Holdings

The Amana Mutual Funds Trust has adopted a portfolio holdings disclosure policy governing the disclosure of the Funds' portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund's publicly accessible website, www.amanafunds.com. A list of portfolio holdings is generally made available on the Funds' website within ten business days after each month-end. Additionally, the Funds publish on the website a list of their top ten holdings as of the end of each calendar quarter, within ten business days after the end of the quarter for which the information is current.

The Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). The Funds may disclose on an ongoing basis such non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the adviser, independent registered public accounting firm, custodian, financial printer, and to the legal counsel for the Funds' trustees. The adviser may disclose daily non-public portfolio holdings information on a next-day basis to service providers to enable the adviser to perform statistical analysis using those service providers' systems and software programs. The adviser may also provide certain non-public portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the adviser's president or designee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Neither the adviser, the Funds, nor any affiliated or non-affiliated party shall receive any compensation or other consideration in connection with the disclosure of portfolio holdings.

In view of these Fund policies, it is unlikely that a conflict of interest between the interests of the Funds, the adviser, or any affiliated person of the Funds may arise. However, should the adviser's president become aware that a potential conflict of interest may exist in connection with authorized portfolio disclosures, she will promptly consult with the chairman of the Trust's Board of Trustees with regard to action to be taken. For further information about conflicts of interest, see the "Portfolio Managers" section beginning on page 15.

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MANAGEMENT OF THE TRUST

Board of Trustees
A Board of five Trustees oversees the Trust: M. Yaqub Mirza, Iqbal Unus, Miles Davis, Ronald Fielding, and Nicholas Kaiser. The Trustees establish policies as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution, and serve on committees of the Trust. Trustees serve for the lifetime of the Trust or until reaching the mandatory retirement age, death, resignation, removal, or non re-election by the shareowners. The Trustees annually appoint officers for one-year terms.

Management Information
Starting with the Independent Trustees, the Trustees and officers are listed in the following table.

Name (Age) and Address		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(photo omitted)	M. Yaqub Mirza, PhD (67) 1300 N. State Street Bellingham, WA 98225	Independent Chairman
(since 2014)
Vice Chairman, Independent Trustee
(2009 to 2014);
Independent Trustee (1987 to 2003);
Chairman (2000 to 2003);
Audit and Compliance Committee; Governance, Compensation and Nominations Committee;
		Three	CEO, Sterling Management Group, Inc. (financial services)	None
(photo omitted)	Iqbal J. Unus, PhD (70) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Three	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None
(photo omitted)	Miles K. Davis, PhD (55) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Audit and Compliance Committee; Three	Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business,
Shenandoah University;
			Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	None
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (65) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Ten	Retired (2009); Senior Vice President and Portfolio Manager, OppenheimerFunds Rochester Division; Director, ICI Mutual Insurance Company	Saturna Investment Trust
INTERESTED TRUSTEE
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (68) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹,² (since 1989); Governance, Compensation and Nominations Committee; Ten	Chairman and Director, Saturna Capital Corporation (the Trust's investment adviser); Chairman and Director Saturna Trust Company	Saturna Investment Trust

Continued on next page.

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Name (Age) and Address		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
OFFICERS WHO ARE NOT TRUSTEES
(photo omitted)	Jane K. Carten, MBA (39) 1300 N. State Street Bellingham, WA 98225	Vice President¹,² (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Christopher R. Fankhauser (42) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Ethel B. Bartolome (41) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2003); N/A	Corporate Administrator and Secretary, Saturna Capital Corporation; Secretary, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (52) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital Corporation, Saturna Trust Company, and affiliated funds; District Director, Seattle Office, Financial Industry Regulatory Authority (FINRA)	N/A

As of August 4, 2014, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the adviser or the Trust's principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the adviser or principal underwriter.

¹ Mr. Kaiser, Mrs. Carten, Mr. Fankhauser, Mrs. Bartolome, and Mr. Lewis are "interested persons" of the Trust as employees of the adviser. Mr. Kaiser, Mr. Fankhauser, Mrs. Bartolome, and Mr. Lewis hold the same positions with Saturna Investment Trust, which has seven fund portfolios and is also managed by Saturna Capital Corporation.

² Mrs. Carten is Mr. Kaiser's daughter.

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Management Ownership Information (as of December 31, 2013)
Trustee/Officer	Dollar range of equity securities in Funds of Saturna fund complex	Aggregate dollar range of equity securities in all Registered Investment Companies overseen by Trustee/Officer in Saturna fund complex
M. Yaqub Mirza	Amana Income: over $100,000 Amana Growth: over $100,000 Amana Developing World: $10,001-$50,000	Over $100,000
Iqbal J. Unus	Amana Income: over $100,000 Amana Growth: over $100,000	Over $100,000
Miles K. Davis	Amana Income: $10,001-$50,000 Amana Growth: $10,001-$50,000 Amana Developing World: $1-10,000	$10,001-$50,000
Ronald H. Fielding	Amana Income: $10,001-$50,000 Amana Growth: $10,001-$50,000 Amana Developing World: $10,001-$50,000 Sextant International: over $100,000 Sextant Global High Income: $10,001-$50,000	Over $100,000
Nicholas F. Kaiser	Amana Income: over $100,000
Amana Growth: over $100,000
Amana Developing World: over $100,000

Sextant Growth: over $100,000
Sextant International: over $100,000
Sextant Core: over $100,000
Sextant Global High Income: over $100,000
Sextant Short-Term Bond: over $100,000
Sextant Bond Income: over $100,000
	Idaho Tax-Exempt: over $100,000	Over $100,000

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Leadership Structure and Board of Trustees
As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, and ability to effectively request, evaluate, and discuss information about Amana with the adviser and other service providers to the Trust. The chairman of the Board and all other Trustees (except Mr. Kaiser) are independent of the adviser or other service providers, and fulfill the legal definition of Disinterested Trustee. They reside in diverse communities across the continent, and all have lived outside the United States.

The Board has concluded that its current leadership structure, in which the chairman of the Board is an Independent Trustee and not affiliated with the adviser, is appropriate and in the best interest of shareowners. In light of the services provided to the Trust daily by the adviser and the responsibilities of the adviser to the Trust, the Board believes it appropriate and in the best interest of shareowners to have a separate President who is an active adviser employee. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during his tenure with the Trust. In addition to the information set forth in the Trustees table above and other relevant qualifications, the following are additional important qualifications of each Trustee:

M. Yaqub Mirza, PhD, returned to the position of the Trust's independent chairman in 2014. He suggested the concept of a US Islamic equity mutual fund in 1984. He is a founding member of the Board of Trustees and served from 1987 through 2003 as an independent Trustee, and as chairman of the Board from 2000 until 2003. He is the CEO of Sterling Management Group, Inc. (Herndon, VA), a consulting, venture capital, securities management, and real estate investment firm. Dr. Mirza has served on the boards of public and private corporations, and has been actively involved with agro-industrial and technology businesses in several countries. He serves as a leader of numerous charities, and lectures on both entrepreneurialism and philanthropy. Dr. Mirza's degrees include a master's of science from the University of Karachi and a doctorate in physics from the University of Texas at Dallas. The Board feels Dr. Mirza's long service to the Trust, community organizations, considerable board experience, financial business background, and leadership make him an excellent board member.

Iqbal J. Unus, PhD, has served on the Board of Trustees since 1989. Currently Adviser of the Fairfax Institute (providing educational courses in the Washington, DC area), Dr. Unus has a long management career in Islamic education and service institutions. He is the former Dean of Students/Registrar at the School of Islamic and Social Sciences (Leesburg, VA). Dr. Unus holds two master's degrees in physics and nuclear engineering and a doctorate in nuclear physics from Emory University. The Board feels Dr. Unus' long service to the Trust and educational institutions, and his communication and other leadership skills, make him an excellent board member.

Miles K. Davis, PhD, is Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business at Shenandoah University (Winchester, VA). Dr. Davis is active in the microfinance movement, and lectures regularly in the US, Africa, and Europe. An authority on entrepreneurship, his work focuses on the areas of integrity, values, and principles within the business world. Dr. Davis earned a bachelor's degree in communications from Duquesne University, a master's degree in human resource development from Bowie State University, and a doctorate in organizational behavior and management from The George Washington University. The Board feels Dr. Davis' proven academic leadership skills, financial background, and experience make him an excellent board member.

Ronald H. Fielding, MA, MBA, CFA, has worked in the mutual fund industry as a portfolio manager, owner, and senior officer of mutual fund advisers for over 25 years. He has served on the board of Investment Company Institute Mutual Insurance for 15 years. He has taught courses in finance and economics, and serves on philanthropic and educational institution boards. Mr. Fielding has a bachelor's degree in liberal arts from St. John's College, plus master's degrees in economics and business from the University of Rochester. The Board feels Mr. Fielding's demonstrated mutual fund industry experience and background, and his volunteer service and leadership on many boards, including ICI Mutual Insurance, make him an excellent board member.

Nicholas F. Kaiser, MBA, CFA, is president of the Trust and the portfolio manager of the Amana Income and Amana Growth Funds. He is chairman of Saturna Capital Corporation, Amana's investment adviser and administrator. He is also chairman of Saturna Capital Corporation's trust company and Malaysian investment advisory subsidiaries. For over 40 years, Mr. Kaiser and his firms have provided investment management, administration, accounting, servicing, marketing, and other services to mutual funds. Mr. Kaiser earned a bachelor's degree in economics from Yale College, and a master's degree in business administration from the University of Chicago. The Board feels Mr. Kaiser's experience leading mutual funds and investment advisory firms, both domestic and foreign, plus leadership experience on various other boards, make him an excellent board member.

Board Role in Risk Oversight
The Board's role in management of the Trust is oversight. Day-to-day management of the Trust, selection of Fund investments, administration services, and management of operational and portfolio risk are responsibilities of the adviser. Distribution services are the responsibility of Saturna Brokerage Services, Inc. , a subsidiary of the adviser.

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The Board, through reports from the adviser, distributor, and third parties; meetings of the whole board as well as its committees; independent experiences including shareowner contacts; and communications with board advisors such as auditors, legal counsel, compliance officers, and regulators; provides only general supervision and risk oversight. The chairman's duties include developing the agenda for each Board meeting in consultation with management, presiding at each Board meeting, discussing Trust matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.

Committees
The Board has established two standing committees: the Audit and Compliance Committee and the Governance, Compensation, and Nominations Committee. The respective duties and current memberships of the standing committees are:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firm, reviews all audit reports, and monitors compliance programs. Ronald H. Fielding, Miles K. Davis, and M. Yaqub Mirza are the members of the Audit and Compliance Committee. During the fiscal year ended May 31, 2014, the Audit and Compliance Committee met twice.

Governance, Compensation, and Nominations Committee. The Governance, Compensation, and Nominations Committee oversees the Board's annual review of operations and structure, and recommends trustee compensation. Shareowners wishing to recommend nominees may do so by sending written information to Dr. Unus at his address as given above. M. Yaqub Mirza, Iqbal J. Unus, and Nicholas F. Kaiser (an Interested Trustee) are the members of the Governance, Compensation and Nominations Committee. With respect to the selection of nominees for Disinterested Trustees, Mr. Kaiser acts solely in an advisory capacity and does not vote. During the fiscal year ended May 31, 2014, the Governance, Compensation and Nominations Committee met once.

Compensation
Saturna Capital Corporation, not the Trust, pays the salaries of officers of the Trust; except the Trust's Chief Compliance Officer's salary, for which the Trust may partially reimburse the adviser. The Trust pays the Independent Trustees $2,000 per quarter in arrears, $1,000 per board meeting attended (in person or by phone), and reimbursement of travel expenses. The Trustees are also paid $250 for committee meetings attended. The Trust pays the Board chairman and each committee chairman an additional $500 per quarter in arrears. For the fiscal year ended May 31, 2014, the Trust incurred $73,500 of compensation expenses. No pension or retirement benefits were incurred.

Code of Ethics
The Trust, its investment adviser Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204a-1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on investing in securities that may be purchased by the Funds. A copy of the Code is available

Trustee Compensation for Fiscal Year ended May 31, 2014
Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
M. Yaqub Mirza; Trustee, Independent Chairman	$14,500	$0	$0	$14,500
Iqbal J. Unus; Trustee	$14,250	$0	$0	$14,250
Miles K. Davis; Trustee	$12,500	$0	$0	$12,500
Ronald H. Fielding; Trustee¹	$14,500	$0	$0	$22,750
Nicholas F. Kaiser; Trustee²	$0	$0	$0	$0
Michael E. Lewis; Chief Compliance Officer³	$108,937	$0	$0	N/A
Herbert G. Grubel; Emeritus Trustee	$1,000	$0	$0	$1,000
Abid Malik; Emeritus Trustee	$1,000	$0	$0	$1,000
Salim Manzar; Emeritus Trustee	$1,000	$0	$0	$1,000
Talat M. Othman; Emeritus Trustee[4]	$14,750	$0	$0	$14,750

¹ Ronald H. Fielding serves as Trustee to the Saturna Investment Trust, to which Saturna Capital Corporation is adviser.

² Nicholas F. Kaiser serves as president and Trustee to the Saturna Investment Trust, for which Saturna Capital Corporation is adviser. He serves in this capacity without compensation.

³ Michael E. Lewis serves as Chief Compliance Officer to the Saturna Investment Trust, to which Saturna Capital Corporation is adviser.

4 Talat M. Othman retired from the Board in March of 2014.

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without charge by contacting the Trust or the adviser, and is available on the Trust's website.

Proxy Voting Policies
The proxy voting guidelines summarize Saturna Capital Corporation's positions and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the adviser may not vote in strict adherence to these guidelines. Regardless of these guidelines, the adviser will always attempt to vote consistent with the Funds' specific investment objectives and policies.

Saturna Capital Corporation's investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareowners. Voting proxies is a responsibility of a Fund's portfolio manager.

These guidelines are reviewed and approved annually by the Trustees. The portfolio manager will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with company management) or uncertainty of direction to the Trustees for resolution. Disclosure of the proxy voting record is a responsibility of the Trust's secretary. Information is filed on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and is available (1) without charge, upon request, by calling Saturna Capital Corporation at 800-SATURNA; (2) on the Trust's website at www.amanafunds.com; and (3) on the SEC's website at www.sec.gov.

By the following general categories, absent special circumstances, proxies will be voted:

· Governance

For proposals calling for a majority of the directors to be independent of management.

For proposals seeking to increase the independence of board nominating, audit, and compensation committees.

In accordance with the recommendation of the company's board of directors on all shareholder proposals, except it will vote for shareholder proposals that are consistent with these proxy voting guidelines.

For the election of the company's nominees for director, except it will withhold votes for nominees it considers insufficiently committed or competent.

Against proposals to elect directors on a staggered schedule.

· Business Transactions

On a case-by-case basis on board-approved proposals to effect acquisitions, mergers, reincorporations, reorganizations, and other transactions.

Against proposals to adopt anti-takeover measures.

On a case-by-case basis on proposals to amend a company's charter or bylaws.

Against authorization to transact other unidentified, substantive business at the meeting.

· Capitalization

On a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except it will normally vote:

For proposals relating to the authorization of additional common stock.

For proposals to effect stock splits.

For proposals authorizing share repurchase programs.

· Executive Compensation

On a case-by-case basis on board-approved proposals relating to executive compensation.

For compensation programs that relate executive compensation to a company's long-term performance.

For stock option plans unless they could result in massive dilution or have other provisions clearly not in the interest of existing shareholders.

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PRINCIPAL HOLDERS OF SECURITIES

As of August 4, 2014, the principal holders of record (those with 5% or more of the outstanding shares) of securities of the Income Fund were:

Name and Address	Shares	Percentage of Investor shares
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	10,466,243	31.61%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	7,451,476	22.50%
UBS WM USA Omnibus Account 1000 Harbor Blvd. 5th Floor, Weehawken, NJ 07086	2,023,767	6.11%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	1,916,986	5.79%
Name and Address	Shares	Percentage of Institutional shares
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street, Saint Louis, MO 63103	781,820	39.90%
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	305,671	15.60%

As of August 4, 2014, the principal holders of record (those with 5% or more of the outstanding shares) of securities of the Growth Fund were:

Name and Address	Shares	Percentage of Investor shares
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	17,372,548	31.14%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	9,764,061	17.50%
New York Life Trust Company 169 Lackawanna Avenue, Parsippany, NJ 07054	7,294,210	13.07%
UBS WM USA Omnibus Account 1000 Harbor Blvd. 5th Floor, Weehawken, NJ 07086	3,257,131	5.83%
Name and Address	Shares	Percentage of Institutional shares
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street, Saint Louis, MO 63103	1,579,527	55.20%
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	185,374	6.47%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	166,223	5.80%

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As of August 4, 2014, the principal holders of record (those with 5% or more of the outstanding shares) of securities of the Developing World Fund were:

Name and Address	Shares	Percentage of Investor shares
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	403,980	19.85%
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	355,191	17.45%
TD Ameritrade Inc. For The Exclusive Benefit of Our Customers P.O. Box 2226, Omaha, NE 68103-2226	222,243	10.92%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	136,825	7.13%
Name and Address	Shares	Percentage of Institutional shares
Saturna Capital Corporation¹ 1300 North State Street, Bellingham, WA 98225	226,150	37.57%
Fifth Third Bank FBO Ashour Generation Management¹ 5001 Kingsley Drive, Cincinnati, OH 45263	57,307	9.52%
Saturna Capital 401(k) Omnibus Account 1300 North State Street, WA 98225	53,250	8.84%
TD Ameritrade, Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226, Omaha, NE 68103	50,980	8.47%
Sterling Charitable Gift Fund¹ 459 Herndon Parkway, Suite 22, Herndon, VA 20170	46,026	7.64%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	45,941	7.63%
Fifth Third Bank FBO Wege P M FBO Johanna Osman¹ 5001 Kingsley Drive, Cincinnati, OH 45263	45,845	7.61%
Bellingham Anesthesia Associates Profit Sharing Plan¹ FBO Dr. Peter Telfer 2152 Dellesta Drive, Bellingham, WA 98226	36,822	6.11%

¹ Shares owned beneficially

On August 4, 2014, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.04%
Income Fund Institutional Shares (AMINX)	4.92%
Growth Fund Investor Shares (AMAGX)	0.06%
Growth Fund Institutional Shares (AMIGX)	3.39%
Developing World Fund Investor Shares (AMDWX)	1.43%
Developing World Fund Institutional Shares (AMIDX)	40.89%

12

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Administrator
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator (the "adviser") for the Trust. Saturna Capital Corporation is also the Trust's shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the adviser. Mr. Kaiser is also a trustee and president of Amana Mutual Funds Trust, and the portfolio manager of the Income and Growth Funds. A discussion regarding the Trustees' approval of the continuance of the investment advisory and administration agreements is available in the Trust's semi-annual report published every January.

Advisory Fee
Under their Advisory and Administration Agreements, each Fund pays the adviser an advisory and administration fee of 0.95% annually of average daily net assets. Additionally, the adviser has contractually undertaken to modify each Fund's advisory and administration fee to: 0.95% on the first $500 million of the Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. This undertaking may not be rescinded without the approval of the Board of Trustees. The adviser, at its own expense and without additional cost to the Funds, furnishes office space, office facilities and equipment, personnel (including executive officers), and clerical and bookkeeping services required to conduct the Funds' business.

The Advisory and Administration Fees table below shows amounts Saturna Capital Corporation was paid as the Funds' investment adviser and administrator For the three most recent fiscal years ended May 31.

The advisory agreements also provide that in the event the total expenses of a Fund (excluding taxes, commissions and extraordinary items) for any fiscal year exceed 2% of average daily net assets, the Fund shall be reimbursed for such excess. No reimbursements have been required.

The Investment Advisory and Administrative Services Agreement is renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a majority vote of the outstanding shares of the Fund (as defined by the 1940 Act).

Under its respective investment advisory agreement, each Fund pays its own taxes, brokerage commissions, trustees' fees, legal and auditing fees, insurance premiums, custodian fees, shareowner servicing fees, registrar and dividend disbursing agent fees, expenses incurred in complying with state and federal laws regulating the issue and sale of its shares, and mailing and printing costs for prospectuses, reports, and notices to shareowners.

Principal Underwriter
The adviser's wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225, is a general securities brokerage firm and acts as distributor for the Trust.

Mr. Kaiser, an interested Trustee, is chairman of Saturna Capital Corporation and Saturna Trust Company. Mrs. Jane Carten, an officer of the Trust, is president, chief executive officer, and a director of Saturna Capital Corporation; she is also president and a director of Saturna Brokerage Services, Inc. and a vice president and director of Saturna Trust Company. Mr. Fankhauser, an officer of the Trust, is chief operations officer and a director of Saturna Capital Corporation; he is also chief operations officer and a vice president of Saturna Brokerage Services, Inc. and a vice president, chief operations officer, and director of Saturna Trust company. All employees of the distributor are also employees of the adviser.

Shareowner Servicing
Under a separate service agreement, Saturna Capital Corporation also provides shareowner services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a confirmation after each transaction, a historical statement at the end of each year showing all transactions during the year, and Form 1099 and Form 1042 tax forms. Saturna also, on behalf of the Funds, responds to shareowners' questions and correspondence. Furthermore, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds' records. The transfer agent protects the privacy of shareowner information, but provides shareowner information to regulators and other parties with legal rights to such information, and to a mailing service, under a confidentiality agreement, to facilitate the distribution of shareowner reports. The transfer agent performs the mailing of all financial statements, notices, and prospectuses to shareowners. Without direct cost to individual shareowners, the transfer agent also maintains records of contributions, disbursements, and assets as required for IRAs and other IRS-qualified retirement accounts. The transfer agent makes year-end zakah computations for shareowners requesting this service. The transfer agent is paid a monthly fee of $0.25 per active account.

Advisory and Administration Fees	2014	2013	2012
Income Fund	$12,951,687	$11,504,926	$11,405,262
Growth Fund	$16,405,519	$17,422,571	$16,722,820
Developing World Fund	$251,366	$197,043	$160,150

13

The Shareowner Servicing Fees table below shows the amounts Saturna Capital Corporation was paid as the Funds' transfer agent for the three most recent fiscal years ended May 31.

Saturna Trust Company, a wholly-owned subsidiary of Saturna Capital Corporation, is the Funds' retirement plan custodian and, as such, is paid compensation for maintaining records of contributions, disbursements, and assets as required for IRAs and other qualified retirement accounts. An annual fee of $10 per account for retirement plan services is paid by the Funds to Saturna Trust Company.

The Retirement Plan Custodian Fees table below shows the amounts Saturna Trust Company was paid as the Funds' retirement plan custodian for the three most recent fiscal years ended May 31.

Rule 12b-1 Plan
Effective July 19, 2013, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the "distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which the distributor acts as principal underwriter of Fund shares for sale to the public. Additionally, the Trust has adopted a Rule 12b-1 plan which provides for each Fund to reimburse the distributor monthly at a rate of up to 0.25% annually of that Fund's average daily net assets applicable to Income Fund, Growth Fund, and Developing World Fund Investor shares to finance the distribution of those shares and to furnish services to owners of Investor shares. The plan reimburses the distributor only for expenses incurred and does not compensate the distributor regardless of expenses. The Trust does not participate in any joint distribution activities with another investment company and allocates the 12b-1 expense among Income Fund, Growth Fund, and Developing World Fund Investor shares based on relative net asset size.

The Trustees, in seeking shareowner approval for the distribution plan, expected that it would help the adviser and distributor have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to regular Trustee approval, a portion of Trust assets to make payments to the distributor or third parties for marketing, distribution, and other services. They expected that to the extent the adviser and distributor have greater flexibility and resources under the plan, additional sales of Income Fund, Growth Fund, and Developing World Fund Investor shares may result, and that this has the potential to benefit the Funds by reducing the possibility that a Fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. There can be no assurance that these events will occur.

The 12b-1 Fees table below shows the amounts Saturna Brokerage Services was paid as the Funds' underwriter under the distribution plan for the three most recent fiscal years ended May 31.

Institutional shares do not pay the 12b-1 fee.

Shareowner Servicing Fees	2014	2013	2012
Income Fund Investor Shares (AMANX)	$53,152	$331,991	$671,024
Income Fund Institutional Shares (AMINX)	$136	n/a	n/a
Growth Fund Investor Shares (AMAGX)	$84,135	$551,477	$1,137,088
Growth Fund Institutional Shares (AMIGX)	$143	n/a	n/a
Developing World Fund Investor Shares (AMDWX)	$4,720	$14,135	$27,565
Developing World Fund Institutional Shares (AMIDX)	$18	n/a	n/a
Retirement Plan Custodian Fees	2014	2013	2012
Income Fund Investor Shares (AMANX)	$30,798	$37,173	$31,505
Income Fund Institutional Shares (AMINX)	$ 227	n/a	n/a
Growth Fund Investor Shares (AMAGX)	$47,366	$54,594	$45,160
Growth Fund Institutional Shares (AMIGX)	$189	n/a	n/a
Developing World Fund Investor Shares (AMDWX)	$7,114	$7,445	$7,514
Developing World Fund Institutional Shares (AMIDX)	$20	n/a	n/a
12b-1 Fees	2014	2013	2012
Income Fund Investor Shares (AMANX)	$3,729,148	$3,334,975	$3,301,754
Growth Fund Investor Shares (AMAGX)	$5,033,177	$5,547,142	$5,278,008
Developing World Fund Investor Shares (AMDWX)	$56,621	$51,854	$42,145

14

No Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the plan or related agreements. While Saturna Brokerage Services is paid fees under the plan, there is no benefit to Saturna Capital Corporation or its employees, including Mr. Kaiser, as the amounts spent by Saturna Capital Corporation (described below) substantially exceed the 12b-1 fees received.

Under the distribution plan, the distributor has entered into dealer selling agreements with a large number of brokerage firms. These selling agreements do not compensate dealers for actual sales (the Amana Funds pay no sales commissions), only for assets they hold and service for their customers.

Saturna Capital Corporation operates a 401(k) retirement plan administration business. Employers pay Saturna an annual plan recordkeeping fee of $750 plus 0.25% of the year-end plan assets. Saturna Brokerage Services, as distributor of the Amana and Sextant funds, pays each retirement plan 0.25% (the 12b-1 fee) of year-end assets invested in Investor shares of the funds.

The Funds pay the distributor a rate, evaluated monthly and changed from time to time (which has varied from 0.15% to 0.25% of average annual daily net assets), estimated to provide sufficient revenues to pay projected 12b-1 plan expenses. During the fiscal year ended May 31, 2014, the Funds reimbursed the distributor the following amounts allocated to the following principal activities:

Advertising:	$-
Printing and mailing of prospectuses to other than current shareowners:	$-
Compensation to underwriters:	$-
Compensation to broker-dealers:	$8,818,946

The adviser spent an additional $3,980,584 of its own resources to compensate broker-dealers. The adviser may pay such additional compensation, out of its own resources and not as an expense of the Funds, to brokers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by Income Fund, Growth Fund, and Developing World Fund Investor shares, these payments could be considered "revenue sharing." In some cases, these payments may create an incentive for the intermediary or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an intermediary, please contact your intermediary to learn more about any payments it receives from the adviser and/or its affiliates, as well as fees and/or commissions the intermediary charges. You should also consult disclosures made by your intermediary at the time of purchase. Any such payments will not change the net asset value or the price of a Fund's shares.

Custodian
Bank of New York Mellon Asset Servicing, 2 Hanson Place, Brooklyn, NY, 11217, is the custodian of the Funds. The custodian holds all securities and cash, settles all Fund portfolio securities transactions, receives (on behalf of the Funds) the money from sale of Fund shares, and on order of the Funds, pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from a Fund's account at the custodian bank.

Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of May 31 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns.

PORTFOLIO MANAGERS

Mr. Nicholas Kaiser is the portfolio manager for the Income and Growth Funds and deputy portfolio manager for the Developing World Fund. At the fiscal year end (May 31, 2014), he beneficially owned more than $1,000,000 of each of the Income, Growth, and Developing World Funds.

Mr. Scott Klimo is the portfolio manager of the Developing World Fund and deputy portfolio manager for the Income and Growth Funds. At the fiscal year end (May 31, 2014), he beneficially owned between $100,001-$500,000 of the Income Fund, between $50,001-$100,000 of the Growth Fund, and between $100,001-$500,000 of the Developing World Fund.

In addition, Mr. Kaiser is the portfolio manager for one other investment company portfolio, the Sextant International Fund. At May 31, 2014 assets of the Sextant International Fund were $118 million. The Sextant International Fund includes a performance element in its investment advisory fee. Mr. Kaiser is also the portfolio manager of two other pooled investment portfolios managed solely with a performance fee, having total assets of $33 million at May 31, 2014. Also at May 31, 2014, Mr. Kaiser was the portfolio manager for an additional 45 private accounts having total assets of $53 million with fees based on assets (no performance component). At May 31, 2014, Mr. Klimo was the portfolio manager for an additional three private accounts having total assets of $3 million with fees based on assets (no performance component).

All Saturna Capital Corporation employees, including Nicholas Kaiser and other portfolio managers, are paid an annual salary, as set by the board of Saturna Capital Corporation. The board also pays annual bonuses to employees that are dependent on the profits of Saturna Capital Corporation and

15

not the results of any specific managed account or specific business of Saturna Capital Corporation. All employees are eligible for a 401(k) retirement plan, health and other benefits, and a stock option plan. Saturna contributes to 401(k) plan participant accounts on a matching basis to encourage voluntary salary deductions by employees. The 401(k) plan has a profit sharing element whereby employees are credited with a portion of Saturna Capital Corporation's profit each year. Stock options are annually awarded on the basis of years of service, and not individual performance. On occasion, options may be granted as a portion of a new employee's initial compensation arrangement.

To align the managers' interests with fund shareowners', mutual fund portfolio managers, such as Mr. Kaiser, are also paid a monthly bonus (which may be shared with other employees) when a fund achieves an overall rating of 4 or 5 stars from Morningstar™. The bonus is 1% of the adviser's net monthly fee for a 4-star rating, and 2% of the monthly fee for a 5-star rating. Morningstar™ ratings are determined within peer categories and primarily reflect total returns for the last 3, 5, and 10 years. Amana's net monthly advisory fee is solely dependent on Fund assets.

The net monthly fee from the Sextant Funds is partly based on Sextant Fund performance results. The Sextant International Fund (which Mr. Kaiser manages) and the Sextant Growth Fund and the Sextant Core Fund (which Mr. Kaiser does not manage), pay a base fee of 0.60% of average daily net assets, adjusted up or down by up to 0.30% depending upon a Fund's performance over the previous 12 months compared to the average fund in its Morningstar category. The Sextant Bond Income, Sextant Short-Term Bond, and Sextant Global High Income Funds (which Mr. Kaiser does not manage) pay a base fee of 0.60% of average daily net assets, adjusted up or down by up to 0.20% depending on a Fund's performance over the previous 12 months compared to the average fund in its Morningstar category.

Since all fund assets vary over time with performance and investors favor mutual funds with superior investment records, the portfolio manager's bonus is a function of both performance and assets.

The two private pooled investment portfolios managed by Mr. Kaiser pay Saturna Capital Corporation as adviser a performance fee of 10% of the year's increase in net asset value achieved from the previous highest year-end net asset value. There is no base fee and no performance fee in years when the net asset value is below the highest previous value. As portfolio manager, Mr. Kaiser normally receives a significant portion of any fee earned as a bonus.

The Funds' portfolio equity transactions may be executed by Saturna Brokerage Services, Inc., an affiliate of the adviser, but involve no conflict of interest because the adviser has agreed to waive all commission charges normally paid on securities transactions. The adviser has adopted a Code of Ethics which governs trading by portfolio managers to avoid conflicts of interest. When the adviser believes it can do so and achieve best execution, orders placed at the same time to buy or sell a security in multiple accounts with the same trade instructions will be executed as a "bunched" order with each account receiving the same average execution price. In the event of a partially filled "bunched" order, shares are allocated pro-rata over the participating accounts. When circumstances dictate, or when the adviser believes that using multiple execution firms will minimize market impact, part or none of the order may be "bunched." As noted above, other investment company portfolios and pooled investment portfolios managed by Mr. Kaiser pay performance fees and thus may pay higher fees to Saturna than other accounts if certain performance objectives and other requirements are met, presenting a potential conflict of interest. Because Mr. Kaiser's compensation is impacted by firm profitability, it is possible under certain circumstances that his compensation could be more positively affected if an account that pays a performance fee performs better than accounts that do not. However, Saturna's policies work to mitigate the possible conflict.

16

BROKERAGE ALLOCATION

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the adviser and is reviewed by the Board of Trustees. Although it is permitted to do so, the adviser does not allocate brokerage to any broker in return for research or services.

The primary consideration in effecting securities transactions for the Trust is to obtain the best price and execution which in the judgment of the adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement, and the financial strength and stability of the broker. The adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund and is not required to execute trades in "over-the-counter" securities with primary market-makers if similar terms are available elsewhere. The adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage may be directed to Saturna Brokerage Services, Inc., a wholly-owned subsidiary of the adviser, which engages in a discount brokerage business. Saturna Brokerage Services currently executes portfolio transactions for the Trust for free (no commissions). Transactions effected through other brokers are subject to commissions payable to that broker.

The Commissions Paid To Saturna Brokerage Services table below contains the commissions each Fund paid Saturna Brokerage for each of the last three fiscal years.

The Trustees review brokerage activity in detail at each regular meeting. Meetings are held on a quarterly schedule.

CAPITAL STOCK

The Amana Mutual Funds Trust is organized as a "series" investment company. Each Fund of the Trust is divided into classes, which are further divided into shares of beneficial interest. Those Funds and classes are named: Income Fund Investor, Income Fund Institutional, Growth Fund Investor, Growth Fund Institutional, Developing World Fund Investor, and Developing World Fund Institutional. There are no restrictions on shareowners' rights to freely retain or dispose of shares of any class. There are no material obligations or potential liabilities associated with owning a Fund's shares except the investment risks described in the Funds' prospectus and summary prospectuses, and in this statement of additional information in the section "Investment Strategies and Risks" on page 2. The shareowners of each separate Fund may look only to that fund for dividends, income, capital gains or losses, redemption, liquidation, or termination. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareowners that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareowners in which the interests of one class differ from the interest of any other class. The voting rights of each class of shares can only be modified by a majority vote of that class. Shareowners may elect to convert eligible Investor shares into corresponding Institutional shares of the same series, provided that following the conversion the investor meets applicable eligibility requirements for the Institutional shares. Any such conversion will occur at the next available respective net asset values of the share classes. There are no sinking fund provisions. The creditors and shareowners of each class of shares are limited to the assets of that class of shares for recovery of charges, expenses, and liabilities.

Commissions Paid To Saturna Brokerage Services
	2014	2013	2012	% of 2014 aggregate brokerage commissions paid Saturna Brokerage	% of 2014 aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage
Income Fund	$0	$0	$0	0%	0%
Growth Fund	$0	$0	$0	0%	0%
Developing World Fund	$0	$0	$0	0%	0%

17

PURCHASE, REDEMPTION, AND PRICING OF SHARES

See Purchase and Sale of Fund Shares in each Fund's Summary Prospectus and Fund Share Pricing in the Trust's Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share.

It is important to note that there are differences between the two share classes. Income Fund, Growth Fund, and Developing World Fund Investor shares are subject to an annual distribution fee to compensate financial intermediaries for providing investors with ongoing account services. Income Fund, Growth Fund, and Developing World Fund Institutional shares are not subject to an annual distribution fee and, consequently, holders of Institutional shares may not receive the same types or levels of services from financial intermediaries. In choosing between Income Fund, Growth Fund, and Developing World Fund Investor shares versus Institutional shares, investors should weigh the benefits of the services to be provided by financial intermediaries against the annual distribution fee imposed upon some shares.

Offering Price
Each Fund computes its price per share of each share class on each business day by dividing the value of all securities and other assets, less liabilities, attributable to each share class, by the number of shares outstanding of that class. The daily price is determined for each class of each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

Pricing of Foreign Equity Securities
Foreign securities traded outside the US are valued on the basis of their most recent closing market prices at 4 p.m. Eastern time.

Foreign markets may close before the time at which the Funds' prices are determined. Because of this, events occurring after the close of a foreign market and before the determination of the Funds' NAVs may have a material effect on the Funds' foreign security prices. To account for this the Funds may use independent pricing services for valuation of securities.

In developing valuations for foreign securities, the independent pricing services review a variety of factors, including developments in foreign markets, the performance of US securities markets, and the performance of instruments trading in US markets that represent foreign securities and baskets of foreign securities. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

The Funds routinely compare closing market prices, the next day's opening prices in the same markets, and adjusted prices and other factors they believe are relevant for such testing. Other mutual funds may adjust the prices of their securities by different amounts.

Intermediary Processing
Investors should be aware that intermediaries might have policies different than the Funds' policies regarding trading and redemptions, and these may be in addition to or in place of the Funds' policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

Abandoned Property
It is the responsibility of the investor to ensure that Saturna Capital Corporation maintains a correct address for the investor's account(s). An incorrect address may cause an investor's account statements and other mailings to be returned. If Saturna Capital Corporation is unable to locate the investor, then it will determine whether the investor's account has been legally abandoned. Saturna Capital Corporation is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

TAXATION OF THE TRUST

Each Fund is a separate economic entity and as such, the tax status and tax consequences to shareowners of each Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as each has since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income tax on the amounts so distributed.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareowners and (b) the shareowners would treat all those distributions, including distributions of net capital gain, as dividends to the extent of that Fund's earnings and profits, taxable as ordinary income

18

(except that, for individual shareowners, the part thereof that is "qualified dividend income" would be subject to federal income tax at the rate for net capital gain — a maximum rate of 20%) and eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

The Trust's custodian may use foreign sub-custodians to hold securities of a Fund outside the US, which can subject the Fund to foreign withholding or other taxes. Working with its custodian, the Fund can normally reclaim such foreign taxes.

As of May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Income Fund
Accumulated capital gains	$3,344,160
Tax accumulated earnings	3,344,160
Other accumulated losses	(288)
Unrealized appreciation	693,542,928
Total accumulated earnings	$696,886,800

Growth Fund
Undistributed ordinary income	$3,117,461
Accumulated capital gains	82,202,800
Tax accumulated earnings	85,320,261
Unrealized appreciation	978,022,369
Total accumulated earnings	$1,063,342,630

Developing World Fund
Undistributed ordinary income	$16,237
Tax accumulated earnings	16,237
Accumulated capital and other losses	(1,315,151)
Other accumulated losses	(183,279)
Unrealized appreciation	2,622,388
Other unrealized losses	(136)
Total accumulated earnings	$1,140,059

The Funds' transfer agent must withhold and remit to the US Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareowner who fails to properly furnish the transfer agent with a correct Social Security or other taxpayer identification number. Withholding at that rate also is required from a Fund's dividends and capital gain distributions otherwise payable to such a shareowner who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareowner's federal income tax liability or refunded.

If the IRS determines that a Fund should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Dividends a Fund pays to a foreign shareowner, other than (1) dividends paid to a foreign shareowner whose ownership of shares is effectively connected with a US trade or business the shareowner carries on and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). For Fund tax years before January 1, 2014, "short-term capital gain dividends," if properly designated by a Fund, are exempt from that tax. It is possible that future legislation will extend these rules to later periods.

UNDERWRITERS

Effective July 19, 2013, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the "distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which distributor acts as principal underwriter of Fund shares for sale to the public. The distributor is a member of the the Financial Industry Regulatory Authority and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the distributor are also employees of the adviser. Additionally, the Trust has adopted a Rule 12b-1 Plan, under which the distributor is reimbursed by the Trust on a monthly basis at a rate of up to 0.25% annually of the Funds' average daily net assets applicable to Investor shares to finance the distribution of Income Fund, Growth Fund, and Developing World Fund Investor shares and to furnish services to owners of Investor shares. See Rule 12b-1 Plan on page 14 for more information.

In accordance with its contract with the Trust, the distributor devotes appropriate efforts to effect the sales of shares of each of the Funds, but is not obligated to sell any certain number of shares. The offering of shares is continuous.

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FINANCIAL STATEMENTS

The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated by reference into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended May 31, 2014:

Report of Tait, Weller & Baker LLP, Registered Public Accounting Firm
Statements of Assets and Liabilities as of May 31, 2014
Financial Highlights — Years ended May 31, 2014, 2013, 2012, 2011, and 2010
Statements of Operations — Year ended May 31, 2014
Statements of Changes in Net Assets — Years ended May 31, 2014, and 2013
Investments — As of May 31, 2014
Notes to Financial Statements

20

PART C

OTHER INFORMATION

Exhibits

Exhibits included with this filing:

Items marked with an asterisk (*) are incorporated by reference to exhibits previously filed with the Registration Statement for Amana Mutual Funds Trust and amendments thereto.

(a)*	Articles of Incorporation. (1) Trust Instrument for Amana Mutual Funds Trust filed as Exhibit EX-99.a to Post-Effective Amendment No. 33 on March 29, 2013.
(b)*	Bylaws. (1) Bylaws of Amana Mutual Funds Trust filed as Exhibit EX-99.b to Post-Effective Amendment No. 33 on March 29, 2013.
(c)*	Instruments Defining Rights of Security Holders. Included in (a) and (b).
(d)*

Investment Advisory Contracts.

(1) Agreement for Investment Advisory and Administrative Services for the Income, Growth, and Developing World Funds of Amana Mutual Funds Trust, effective July 19, 2013, between the Funds and Saturna Capital Corporation, filed as Exhibit EX-99.d to Post-Effective Amendment No. 36 on July 19, 2013. File Nos. 811-04276 and 2-96924.

(e)*

Underwriting Contracts.

(1) Distribution Agreement between Amana Mutual Funds Trust and Saturna Capital Corporation dated July 19, 2013, filed as Exhibit EX-99.e to Post-Effective Amendment No. 36 on July 19, 2013.

(f)*	Bonus or Profit Sharing Contracts. Not applicable.
(g)*

Custodian Agreements.

(1) Custodian Agreement between Income Fund of Amana Mutual Funds Trust and National City Bank, Indiana effective October 22, 1993, incorporated by reference., filed as Exhibit 8-1 to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed December 3, 1993.

(2) Agreement between Growth Fund of Amana Mutual Funds Trust and National City Bank, Indiana, dated December 3, 1993, incorporated by reference, filed as Exhibit 8-2 to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed August 5, 1994.

(3) Custodian Services Agreement between Amana Mutual Funds Trust and the Bank of New York Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Services, formerly PFPC Trust) dated July 29, 2008 filed as exhibit No. EX-99.g to Post-Effective Amendment No. 25 on August 21, 2008.

(4) Assignment and Amendment of Custodian Agreement between Amana Mutual Funds Trust and the Bank of New York Mellon, effective July 19, 2013, filed as Exhibit EX-99.g to Post-Effective Amendment No. 36 on July 19, 2013.

(h)*

Other Material Contracts.

(1) Agreement for Transfer Agent for the Amana Mutual Funds Trust between the Trust and Saturna Capital Corporation dated July 19, 2013, filed as Exhibit EX-99.h to Post-Effective Amendment No. 36 on July 19, 2013.

(i)	Legal opinions. (1) Opinion of Counsel dated August 15, 2014 for Income Fund, Growth Fund, and Developing World Fund, filed as Exhibit EX-99.i
(j)

Other opinions.

(1) Power of Attorney dated June 16, 2014, filed as Exhibit EX-24

(2) Accountant's Consents dated August 15, 2014, filed as Exhibit EX-23.

(3) Representation of Legal Counsel dated August 15, 2014, filed as Exhibit EX-23.

(k)	Omitted Financial Statements. Not applicable.
(l)*

Initial Capital Agreements.

(1) Form of Subscription Agreement and Investment Letter. Incorporated by Reference, filed as Exhibit 13-1 to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed December 3, 1993.

(2) Form of Subscription Agreement between Amana Mutual Funds Trust on behalf of its Developing World Fund and Saturna Capital Corporation dated July 2, 2009, filed as Exhibit EX-99.l to Post-Effective Amendment No. 26 on July 10, 2009.

(m)*	Rule 12b-1 Plan. (1) Distribution Plan of Amana Mutual Funds Trust pursuant to Rule 12b-1 (effective July 19, 2013), filed as Exhibit EX-99.m to Post-Effective Amendment No. 36 on July 19, 2013.
(n)*	Rule 18f-3 Plan. (1) Amana Mutual Funds Rule 18f-3 Plan pursuant to Rule 18f-3, filed as Exhibit EX-99.n to Post-Effective Amendment No. 39 on September 25, 2013.
(o)	Reserved.
(p)	Code of Ethics. (1) Code of Ethics dated March 2014, filed as Exhibit EX-99.p CODE ETH.

Persons Controlled by or Under Common Control with Registrant

No person or persons are directly or indirectly controlled by or under common control with the Registrant.

Indemnification

ARTICLE IX
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e) Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Business and Other Connections of Investment Adviser

The answer to this item is fully disclosed in Part A and Part B of the Form N-1A.

Please see: "Investment Adviser" on page 13 of Part A; "Management of the Trust" on pages 5 through 10 of Part B; "Investment Advisory and Other Services" on pages 13 through 15 of Part B; and, "Portfolio Managers" on pages 15 through 16 of Part B.

Principal Underwriters

Effective July 19, 2013, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the "distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which distributor acts as principal underwriter of shares of the funds of the Trust for sale to the public. The distributor is a member of the Financial Industry Regulatory Authority and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the distributor are also employees of the adviser. The distribution plan provides that the distributor is reimbursed by the Trust on a monthly basis at a rate of up to 0.25% annually of the Funds' average daily net assets applicable to Investor shares to finance the distribution of Income Fund, Growth Fund, and Developing World Fund Investor shares and to furnish services to owners of Investor shares.

Saturna Brokerage Services, Inc. also acts as underwriter for the seven portfolios of the Saturna Investment Trust.

Officers of Saturna Brokerage Services
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jane K. Carten 1300 N. State Street, Bellingham, WA 98225	Director and President (Chief Executive Officer)	Vice President
Phelps S. McIlvaine 1300 N. State Street, Bellingham, WA 98225	Director, Vice President	n/a
Christopher W. Lang 1300 N. State Street, Bellingham, WA 98225	Vice President, Secretary	n/a
Christopher R. Fankhauser 1300 N. State Street, Bellingham, WA 98225	Vice President, Chief Operations Officer	Treasurer
Jacob A. Stewart 1300 N. State Street, Bellingham, WA 98225	Chief Compliance Officer, AML Officer	n/a
James S. Gibson 1300 N. State Street, Bellingham, WA 98225	Chief Financial Officer, Treasurer	n/a

Location of Accounts and Records

With the exception of those records maintained by the Custodian — Bank of New York Mellon Asset Servicing, 2 Hanson Place, Brooklyn, NY 11217 — Saturna Capital Corporation, address 1300 N. State Street, Bellingham, Washington 98225, maintains the records of the Trust.

Management Services

There are no management-related contracts in which service is provided to the Trust other than those discussed in Parts A and B of this Form N-1A.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to registration statement to be duly signed on its behalf by the undersigned, duly authorized, in the City of Bellingham, State of Washington, on the 15th day of August, 2014.

AMANA MUTUAL FUNDS TRUST

By

/s/ Nicholas F. Kaiser
Nicholas F. Kaiser,
President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Nicholas F. Kaiser Nicholas F. Kaiser	President; Trustee (Principal Executive Officer)	August 15, 2014
/s/ Christopher R. Fankhauser Christopher R. Fankhauser	Treasurer (Principal Financial Officer)	August 15, 2014
** Iqbal Unus ** Ronald H. Fielding ** M. Yaqub Mirza ** Miles K. Davis ** By /s/ Nicholas F. Kaiser Nicholas F. Kaiser, Attorney- in-fact	Other Trustees	August 15, 2014

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